Exhibit 99.2 Second Quarter 2024 Investor Presentation

Legal Disclaimer Certain information in this presentation includes “forward-looking statements” within the meaning of federal securities laws, including financial projections of CoStar Group, Inc. (“CoStar Group” or the “Company”), addressable markets, statements about management’s plans, growth strategy, goals and objectives for future operations and similar statements regarding expected future events. These statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially. Factors that could cause or contribute to such differences include: general economic conditions; the risk that our projections about revenue, EBITDA, Adjusted EBITDA, net income per share, Non-GAAP net income, Non-GAAP net income per share, site traffic or the number of users on our sites are not as expected; product development and releases; planned sales and marketing activities and investments; the anticipated benefits of completed or proposed acquisitions; trends in customer behavior; effective tax rates; the anticipated benefits of cross-selling efforts; planned service enhancements; legal and regulatory issues; methods that we use to measure unique visitors to our portals, including Google Analytics, may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given changes in accounting policies or practices and current economic conditions, including the potential impacts of the COVID-19 pandemic, on the commercial real estate industry and our customer base. Additionally, annualization of historical results from short periods of time or small sample sizes may differ materially from actual results realized in future periods and may not take into account other future market conditions that may negatively affect those results. More information about potential risks that could cause actual results to differ from those contemplated by the forward-looking statements is included in our filings with the Securities Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. All forward- looking statements are based on information available to us on the date of this presentation, and we assume no obligation to publicly update such statements whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP Net Income, Non- GAAP Net Income per Share, Organic Revenues and Acquired Revenues, which are used by our management and board of directors to measure operating performance and trends and to prepare our annual budget. You should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Reconciliation tables and other important information about the Company’s financial results and operating metrics used herein are included in the Appendix to this presentation. This presentation also contains estimates and statistical data made by independent parties and by CoStar Group related to market size, the housing rental market, agent users, site traffic, growth and other data about CoStar Group’s industry and performance. These data involve a number of assumptions and limitations, which may significantly impact their accuracy, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of future performance are necessarily subject to a high degree of uncertainty and risk. This presentation is not an offer or a solicitation of an offer to purchase any securities.

Second Quarter 2024 Highlights

Second Quarter 2024 Highlights • Second quarter 2024 revenue of $678 million increased 12% year-over-year and our two businesses with billion dollar run rates delivered double-digit revenue growth. • Annualized net new bookings of $67 million, with commercial business bookings representing 79% and residential bookings contributing 21% • Homes.com net new bookings of $55 million in first two quarters. Apartments.com took two years to achieve and is now our largest business. • Traffic to CoStar Group sites reached a record 183 million average monthly unique visitors in the second quarter, an increase of 81% year-over-year. • Homes.com Network traffic reached 148 million average monthly unique visitors in the second quarter, an increase of 73% year-over-year. CoStar and Apartments.com are both billion dollar run rate businesses based on annualization of 1H24 revenue results. Traffic per Google Analytics. *

Year-over-Year Traffic Growth of 81% in Q2 2024 200 183 180 MILLION 160 140 120 100 80 60 40 20 - 1Q13 4Q13 3Q14 2Q15 1Q16 4Q16 3Q17 2Q18 1Q19 4Q19 3Q20 2Q21 1Q22 4Q22 3Q23 2Q24 Source: Google Analytics Unique Visitors – All CoStar Group Sites. Growth rate based on 2Q24 vs 2Q23. Unique Visitors (in millions)

Second Quarter and Year to Date 2024 Results Second Quarter Year to Date $678 million $1,334 million Revenue 12% year-over-year growth 12% year-over-year growth $19 million $26 million Net income $0.05 per diluted share $0.06 per diluted share Adjusted EBITDA $41 million $53 million Net new $67 million $153 million bookings Non-GAAP net $61 million $103 million income $0.15 per diluted share $0.25 per diluted share

2024 Third Quarter and Full Year Outlook Third Quarter Full Year $692 million to $697 million $2.735 billion to $2.745 billion Revenue 11% year-over-year growth 12% year-over-year growth $22 million to $26 million $107 million to $114 million Net income $0.05 to $0.06 per diluted share $0.26 to $0.28 per diluted share $47 million to $52 million $195 million to $205 million Adjusted EBITDA 7% margin 7% margin Non-GAAP $63 million to $67 million $263 million to $270 million net income $0.15 to $0.16 per diluted share $0.64 to $0.66 per diluted share

Company Overview

CoStar Group is the Global Leader in Digitizing Real Estate 38 2 billion+ $5 billion+ ~6,300 years of real estate annual visits investment in research employees experience to our websites and technology member of the 500 Innovator of the Year Best Integrated Marketing Campaign COMPANY OF THE YEAR ~$5 billion 14 ~$31 billion 74 in cash on hand countries market capitalization offices *All numerical data as of June 30, 2024

38 Years of Growth and Innovation

A Global Leader in the Digital Transformation of the $300+ Trillion Real Estate Industry • Long growth runway: Global addressable market for real estate information and marketplaces estimated at > $100 billion. • Strong competitive position: Massive proprietary dataset built over 38 years with > $5 billion invested in research. • Leading Property Marketplaces: Hundreds of millions shop our online real estate marketplaces. • Successful growth track record: 53 consecutive quarters of double- digit revenue growth, both organic and through acquisitions. • Attractive financial model: 96% subscription revenue. 90% renewal rates. Strong margins, high free cash flow and a fortress balance sheet. *All data as of June 30, 2024. Subscription revenue includes all contracts regardless of term. Renewal rate is for the trailing 12 months as of June 30, 2024, for contracts with 12 month or longer terms.

Global Real Estate: A $300 Trillion Asset Class U.S. REAL ESTATE GLOBAL REAL ESTATE $70 TRILLION $300 TRILLION (Year CoStar entered market) Office (1986) Industrial (1994) United States Retail (2004) Rural Land (2011) Apartment (2014) Hotel Single Family (2019) Residential/ Canada New Homes China (2020) France UK CoStar Group Offices India Germany U.S. Real Estate Sources: Apartment – CoStar estimate Global Real Estate Sources: Office – CoStar estimate Hotel – CoStar estimate Global real estate value calculated by scaling Industrial – CoStar estimate Single Family – Federal Reserve Flow of Funds and U.S. real estate value based on the U.S. Retail – CoStar estimate Urban Institute share of global GDP, Global GDP data from Based on 2023 Data Rural Land – U.S. Department of Agriculture New Homes – Federal Reserve Economic Data (FRED) The World Bank

~$40B North American Addressable Market, Global Market > $100B Total North American Addressable Market $4 Billion $9 Billion $5 Billion >$15 Billion $6 Billion 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% TAM Sources: CoStar, Apartments, LoopNet and Ten-X – CoStar estimate Homes.com – extrapolation of Borrell Associates “2019 Real Estate Advertisement Outlook” combined with CoStar estimate

Strong Double-Digit Growth with Two Brands Over $1 Billion in Revenue Run Rate 5 YEAR CAGR $2.7B 20% 14% $2.5B 8% TOTAL 5 YEAR REVENUE CAGR 133% 2023-2024 only $2.2B 13% $1.9B $1.7B $1.1B 17% $1.4B $1.0B 10% 2019 2020 2021 2022 2023 2024E Costar Multifamily LoopNet Residential Information Services Other Marketplaces

53 Consecutive Quarters of Double-Digit Revenue Growth Regardless of Commercial Property Transaction Volumes High Inflation 700 Quarterly Revenue Transaction Volumes 2022-2024: +12% Growth Pandemic 260 600 2020-2021: +18% Growth • 96% subscription revenue • 81% annual contracts 500 210 • Resilient through market cycles • Single, integrated global platform 400 160 300 110 200 Great Recession 2009 Revenue: -1% 60 100 - 10 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 All data as of March 31, 2024. Quarterly Revenue (in millions)

More Diversified with More Countercyclical Business Mix Since the Great Recession 2008 REVENUE 2024E REVENUE Other Marketplaces Other 5% Information Revenue Residential 4% Services LoopNet 10% CoStar 37% Information CoStar Marketplaces & Analytics 92% 58% 42% Information & Analytics Information Multifamily Services 100% 39% 5% Based on internal CoStar data.

Diversified Client Base with Minimal Concentration TOP 1,000 CLIENTS: REVENUE BY CLIENT SEGMENT NONE MORE THAN 2% Other 15% Broker 21% Lender 4% Investor 7% Property Management Owner 19% 34% *Revenue by client segment and by client extrapolated from December 2023 CoStar billing data.

Successful Acquisition and Integration Track Record $700 2024 REVENUE COMPOSITION Acquired $600 23% $500 $400 Organic 77% $300 $200 $100 $0 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Organic Revenue Acquired Revenue at the time of acquisition Millions

High-Growth, High-Margin Subscription Business Model ✓ 23% Revenue CAGR since IPO 24 years ago Double-Digit Revenue Growth ✓ CoStar and Apartments.com reached $1 billion in annual run rate revenue ✓ 96% subscription revenue with 81% annual contracts Predictable Subscription ✓ 95% renewal rate for clients > 5 years Services Revenue ✓ Double-digit revenue growth for 53 straight quarters ✓ 80% gross margin Strong Operating Leverage ✓ Commercial information and marketplace businesses 40%+ margins ✓ Net cash provided by operating activities of $490 million for 2023 Highly Cash Generative with Strong Balance Sheet ✓ ~$5 billion cash versus $1 billion of debt Note: All data as of 6/30/24 unless otherwise noted.

The fastest growing U.S. residential marketplace

Our Vision Establish Homes.com as the #1 residential real estate marketplace

Homes.com by the Numbers 148M 99M Homes.com Network Homes.com Average Monthly Average Monthly Unique Visitors Unique Visitors $55M 2M+ Net New Annualized Residential For Sale Bookings and Rental Listings to Date Millions 10K+ of Leads Member Agents * Sources: The Homes.com site reached 99 million average monthly unique visitors and the Homes.com Network had 148 million, according to Google Analytics for the second quarter of 2024. All other based on Internal data as of June 2024.

Homes.com Network Traffic Reaches 148M Average Monthly Unique Visitors in Q2 150 130 110 90 70 50 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Homes.com Network traffic according to Google Analytics. . Average Unique Visitors (in millions)

A Better Business Model – “Your Listing, Your Lead” • The most powerful real estate digital marketing solution to sell a home • Agents are using Homes.com to sell homes faster, win more listings and grow their brands • Only Homes.com prominently displays listing agent on the listing and connects you directly to the listing agent who knows the home best • Competitor models divert leads from agents and their brands; taking buyer and seller leads from your listings

Homes.com Displays the Listing Agent, Firm & Buyer Agent Directory

The Real Estate Portals Adhering to the Your Listing, Your Lead Principal are the Most Successful Not Your Listing, Your Listing, Your Lead Your Lead $2.0 $2.0 $1.5 $1.5 $1.0 $1.0 $0.5 $0.5 $0.0 $0.0 Zillow Redfin CoStar Rightmove REA Group Scout24 Lifull ($0.5) ($0.5) Group ($1.0) ($1.0) ($1.5) ($1.5) Billions in Net income (loss) for 10-year period from 2014-2023 from publicly filed financial statements. When full year 2023 was not available, trailing 12 months was used.

Our Proprietary Content Sets Us Apart. Consumers Aren’t Just Looking for a Home, They’re Looking for a Community Homes.com is digitizing rich content for communities across the U.S. 20,000+ 40,000+ Neighborhoods Parks 125,000+ 65,000+ Schools Condo Buildings Launched Matterport 3D Virtual Tours on Homes.com Members Listings in 100 cities

“We’ve done your home work.” 2024 Supercharged Marketing Campaign

BIGGEST Real Estate Campaign Ever Working on behalf of the industry to help agents sign more buyer and seller agreements, drive demand for their listings and close more transactions. Over a Reaching BILLION 80 90% DOLLARS BILLION of households invested impressions

Homes.com is EVERYWHERE No other competitors come close to our investment to drive leads to all agents

Homes.com Unaided Brand Awareness up 7x in 9 Months to 27% UP 7X 27% 4% Sept ‘23 Jun ‘24

Member Agent Listings Sell Homes Faster and For More Money Than Non-Member Agents 300% 87% 20% more listing shares more favorites more likely to go under contract within first 10 days $11K 51% average higher sales price more listings won in a month on average Based on internal CoStar data of listings on Homes.com.

Investing to Create the #1 Residential Portal in the UK ✓Average monthly unique visitors up 174% year-over-year ✓Property listings reached 710,000, up 41% year-over-year ✓Agent advertisers now ~17,000 ✓Leads have grown 56% year-over-year

Discover your new home. Helping 100 million renters find their perfect fit.

Apartments.com by the Numbers 18% $1B Year-over-Year Revenue Run Rate Revenue Growth 1M+ 48% Rental Unaided Brand Availabilities Awareness 49M 1B Average Monthly Annual Visits Unique Visitors *All data as of 6/30/24. Revenue Run Rate based on first half of 2024 annualized.. Traffic data for Apartments.com Network from Google Analytics 2Q24.

Our Biggest Customer Count Ever! ~76,000 APARTMENT COMMUNITIES now advertise on Apartments.com

Apartments.com Beats Competition on the Metrics That Matter to Advertisers 2X 2X 3X more time higher more per visit conversion leases Sources: Traffic from Comscore Media Matrix, October 2023 - March 2024; Lease data from Rent Dynamics, January - September 2023

Tremendous Opportunity Ahead in the Small to Medium Property Space Annual Subscription Universe Clients Revenue Unit Range TAM ($M) (Properties) (Properties) Revenue Run Penetration Rate ($M) 1-49 23M 18K $64M 1% $6B $7B opportunity 50-99 69K 11K $116M 11% $1B 100+ 104K 44K $832M 40% $2B Grand Total 23M 73K $1B 12% $9B Data as of March 2024 based on CoStar internal estimates. Annual revenue run rate based on annualized March 2024. Excludes transactional revenue for Independent Owners.

Ten Years of Success for Apartments.com Growth Since Acquisition 2014 2024 th 5 place in highly fragmented The leading online rental Industry Rank #1 online rental search industry marketplace Revenue $75 million $1 billion annual revenue run rate 13X 4 million average monthly unique Traffic 49 million monthly unique visitors 11X visitors Customers 18,000 communities ~76,000 communities 4X #1 in revenue in 2023 and 1Q24 vs. competitors. Revenue Run Rate based on first half 2024 annualized including transactional revenue. 2014 ComScore traffic data. 06/24 Google Analytics traffic data. Customer data from internal database.

A global leader in commercial real estate information, analytics, and data-driven news

CoStar by the Numbers $1B 230K+ Revenue Run Rate Subscribers 7M 930K Commercial Listings Properties 15M 5M Lease Sale Transactions Transactions * Revenue Run Rate based on first half of 24 annualized. All other data from CoStar internal database as of June 2024.

CoStar Product Investments Expand the Market Size, Resulting in Long-Term Double-Digit Growth $4B U.S. MARKET SIZE 12% Revenue Growth Rate $250 Tenants Ten Year CAGR Hospitality $200 Lenders Owners / Investors $150 Brokers / Appraisers $100 $50 $0 Total addressable market for CoStar – CoStar estimate. CAGR based on trailing twelve-month revenue as of 6/30/24. Quarterly Revenue (in millions)

Unparalleled Research Methodology 1,000+ Drones 70 400 Analysts and In-market Economists canvassers 1 1,600 Cessna capturing Researchers aerial insights Automated data 1,200 extraction Software Developers To facilitate the gathering of data 60 Data feeds and Journalists Across third-party data North America & Europe 1 Based on 12/31/23 Internal Data

The #1 global commercial real estate marketplace

LoopNet by the Numbers 14% $279M 5 Year Revenue Revenue Run Rate CAGR 13M 370K Monthly Unique CRE Brokers & Visitors Worldwide Owners Advertising 12X 96% #1 Google Fortune 1000 keywords than Companies closest competitor Active on Site *All data as of June 2024. Run Rate based on 1H24 annualized. Traffic data from Google Analytics.

Commanding Share of Traffic vs. Marketplace Competitors LoopNet Network vs. Competitors LoopNet Network crexi commercialsearch propertyshark commercialcafe officespace 71x vts Unique Visitors of the Avg. rcm1 CRE Marketplace Competitor Instantoffices buildout commercialexchange 6x propertycapsule Unique Visitors of the squarefoot Nearest Competitor reonomy catylist realnex 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 Source: SEMRush unique visitors for calendar month ending 6/30/24; U.S. market

LoopNet Revenue Up 5x Since Acquisition $70 Domestic International Early Stages of a Massive $60 Global Opportunity $5 Billion $50 North American TAM $40 $15 Billion Global TAM $30 $20 $10 $0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Quarterly Revenue in Millions

LoopNet International Expansion Underway

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Appendix

Non-GAAP Measures For information regarding the purpose for which management uses the non-GAAP financial measures disclosed in this release and why management believes they provide useful information to investors regarding the CoStar Group Inc.’s (the “Company” of “CoStar Group”) financial condition and results of operations, please refer to the Company’s latest periodic report filed with the Securities and Exchange Commission at www.sec.gov. EBITDA is a non-GAAP financial measure that represents GAAP net income attributable to CoStar Group before interest income or expense, net and other income or expense, net; loss on debt extinguishment; income taxes; depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure that represents EBITDA before stock-based compensation expense, acquisition- and integration-related costs, restructuring costs, and settlements and impairments incurred outside the Company’s ordinary course of business. Adjusted EBITDA margin represents adjusted EBITDA divided by revenues for the period. Non-GAAP net income is a non-GAAP financial measure determined by adjusting GAAP net income attributable to CoStar Group for stock-based compensation expense, acquisition- and integration-related costs, restructuring costs, settlement and impairment costs incurred outside the Company's ordinary course of business and loss on debt extinguishment, as well as amortization of acquired intangible assets and other related costs, and then subtracting an assumed provision for income taxes. In 2024, the Company is assuming a 26% tax rate in order to approximate its statutory corporate tax rate excluding the impact of discrete items. Non-GAAP net income per diluted share is a non-GAAP financial measure that represents non-GAAP net income divided by the number of diluted shares outstanding for the period used in the calculation of GAAP net income per diluted share. For periods with GAAP net losses and non-GAAP net income, the weighted average outstanding shares used to calculate non-GAAP net income per share includes potentially dilutive securities that were excluded from the calculation of GAAP net income per share as the effect was anti-dilutive. Organic revenues and acquired revenues are non-GAAP measures for reporting financial performance of the business. Organic revenues represent total company revenues excluding net revenues from acquired companies for the first four full quarters since the entities’ acquisition date. Acquired revenues represents revenues from acquired companies for the first four full quarters since the entities' acquisition date. After the completion of four full fiscal quarters, changes in revenues of acquired is treated as organic for future periods. For products discontinued after an acquisition, the lesser of the reported revenues or the actual revenues reported is included in acquired revenues.

Reconciliation of Net Income to Non-GAAP Net Income - Unaudited

The following table presents a reconciliation of CoStar Group's Non-GAAP Net Income, including forward-looking guidance Non-GAAP Net Income, to the most directly comparable GAAP financial measure, net income.

	For the Year Ended December 31,		For the Three Months Ended		
(in millions) except per share amounts	2024 Low[1]	2024 High[1]	September 30, 2024 - Low[1]	September 30, 2024 - High[1]	June 30, 2024
Net income	$ 107.0	$ 114.0	$ 22.0	$ 26.0	$ 19.2
Income tax (benefit) expense	57.0	60.0	13.0	14.0	16.7
Income before income taxes	164.0	174.0	35.0	40.0	35.9
Amortization of acquired intangible assets	72.0	72.0	17.0	17.0	18.1
Stock-based compensation expense	95.0	95.0	25.0	25.0	22.7
Acquisition and integration related costs	24.0	24.0	8.0	8.0	6.0
Non-GAAP income before income taxes	355.0	365.0	85.0	90.0	82.7
Asssumed rate for income tax expense[2]	26%	26%	26%	26%	26%
Assumed provision for income tax expesne	(92.0)	(95.0)	(22.0)	(23.0)	(21.5)
Non-GAAP net income	$ 263.0	$ 270.0	$ 63.0	$ 67.0	$ 61.2
Net income per share - diluted	$ 0.26	$ 0.28	$ 0.05	$ 0.06	$ 0.05
Non-GAAP net income per share - diluted	$ 0.64	$ 0.66	$ 0.15	$ 0.16	$ 0.15
Weighted average outstanding shares - diluted	407.8	407.8	408.0	408.0	407.4

[1] Represents forward-looking guidance.

CoStar Group

Reconciliation of Net Income to Adjusted EBITDA - Unaudited The following table presents a reconciliation of CoStar Group’s Adjusted EBITDA, including forward-looking guidance range Adjusted EBITDA, to the most directly comparable GAAP financial measure, net income. For the Year Ending December 31, For the Three Months Ended September 30, September 30, (in millions) (1) (1) (1) (1) 2024 - Low 2024 - High 2024 - Low 2024 - High June 30, 2024 Net income $ 107.0 $ 114.0 $ 22.0 $ 26.0 $ 19.2 Amortization of acquired intangible assets 72.0 72.0 17.0 17.0 18.1 Depreciation and other amortization 41.0 41.0 10.0 10.0 10.1 Interest income, net (208.0) (208.0) (50.0) (50.0) (53.5) Other (income) expense, net 7.0 7.0 2.0 2.0 1.5 Income tax expense 57.0 60.0 13.0 14.0 16.7 EBITDA 76.0 86.0 14.0 19.0 12.1 Stock-based compensation expense 95.0 95.0 25.0 25.0 22.7 Acquisition and integration related costs 24.0 24.0 8.0 8.0 6.0 Adjusted EBITDA $ 195.0 $ 205.0 $ 47.0 $ 52.0 $ 40.8 (1) Represents forward-looking guidance.

Use of Operating Metrics and Other Definitions CoStar Group reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans and make strategic decisions. This presentation includes Net New Bookings. Going forward, CoStar Group expects to use these operating metrics on a periodic basis to evaluate and provide investors with insight into the performance of the Company’s subscription-based services. Net New Bookings are calculated based on the annualized amount of change in the Company's sales bookings, resulting from new subscription-based contracts, changes to existing subscription-based contracts and cancellations of subscription-based contracts for the period reported. Information regarding net new bookings is not comparable to, nor should it be substituted for, an analysis of the Company's revenues over time. Other Definitions References to “commercial information and marketplace businesses” refer to our consolidated financial position and results excluding the impact of our Residential brands, which are Homes.com and OnTheMarket. Our “Homes.com Network” consists of the following list of U.S. only brands: Apartments.com, ApartmentFinder, FinderSites, ApartmentHomeLiving, WestSideRentals, ForRent, After55, CorporateHousing, ForRentUniversity, Cozy.com, Off Campus Partners, Homes.com, Homesnap, CitySnap, Land.com, Landandfarm.com, and LandWatch.com. Our “Apartments.com Network” consists of the following list of U.S. only brands: Apartments.com, ApartmentFinder, FinderSites, ApartmentHomeLiving, WestSideRentals, ForRent, After55, CorporateHousing, ForRentUniversity, Cozy.com, Off Campus Partners, rental-only listings on Homes.com. Our “Land.com Network” consists of the following U.S. only brands: Land.com, Landandfarm.com, and LandWatch.com.